UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2012

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, Tulsa, OK		74135
(Address of Principal Executive Offices)		(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 15, 2012, the stockholders of Matrix Service Company (the “Company”) approved the Matrix Service Company 2012 Stock and Incentive Compensation Plan (the “2012 Plan”), which allows the Company to grant stock-based and cash-based compensation to employees (including employees of subsidiaries). The 2012 Plan authorizes the issuance of 1,300,000 shares of Company common stock. No further awards will be made under the Matrix Service Company 2004 Stock Incentive Plan.

All employees of the Company and its subsidiaries are eligible to receive awards under the 2012 Plan, as determined by the Compensation Committee of the Board of Directors (the “Committee”). The Committee will administer the 2012 Plan. Awards under the 2012 Plan may be granted in any one or a combination of the following forms: incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash based awards and other stock-based awards.

A more detailed description of the 2012 Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 10, 2012. The 2012 Plan is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One—Election of Directors

The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2013 annual meeting of stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Authority Withheld	Broker Non Votes
John R. Hewitt	22,084,178	558,592	1,946,638
Michael J. Hall	21,989,201	653,569	1,946,638
I. Edgar (Ed) Hendrix	16,236,082	6,406,688	1,946,638
Paul K. Lackey	16,235,082	6,407,688	1,946,638
Tom E. Maxwell	16,394,792	6,247,978	1,946,638

Proposal Two—Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2013 was approved. The results of the vote were as follows:

For	24,551,020
Against	15,971
Abstentions	22,417
Broker Non-votes	0

Proposal Three—Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

For	21,394,146
Against	1,040,768
Abstentions	207,856
Broker Non-votes	1,946,638

Proposal Four—Approval of the Matrix Service Company 2012 Stock and Incentive Compensation Plan

The stockholders approved the 2012 Plan. The results of the vote were as follows:

For	16,089,302
Against	6,549,818
Abstentions	3,650
Broker Non-votes	1,946,638

Item 9.01. Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10	Matrix Service Company 2012 Stock and Incentive Compensation Plan (filed as Exhibit A to the Company’s Proxy Statement for Annual Meeting of Stockholders dated October 10, 2012, and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 20, 2012	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10	Matrix Service Company 2012 Stock and Incentive Compensation Plan (filed as Exhibit A to the Company’s Proxy Statement for Annual Meeting of Stockholders dated October 10, 2012, and incorporated by reference herein).